                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) June 4, 1999


                           BANKERS TRUST CORPORATION
         (Exact name of registrant as specified in its charter)



                               NEW YORK
            (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)            (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)            (Zip code)



Registrant's telephone number, including area code (212) 250-2500

Item 1. Changes in Control of Registrant

     On June 4, 1999, pursuant to an agreement dated as of November 30, 1998, among Deutsche Bank AG ("Deutsche Bank") and Bankers Trust Corporation (the "Corporation"), Deutsche Bank, through its U.S. holding corporation, Taunus Corporation ("Taunus"), acquired all of the outstanding shares of common stock of the Corporation from its shareholders at a price of $93.00 per share (the "Acquisition"). The Corporation was merged with a wholly-owned subsidiary of Deutsche Bank, with the Corporation as the surviving entity. The aggregate purchase price paid pursuant to the acquisition was approximately $9.1 billion. The funds necessary to effect the acquisition were provided by the sale of common equity and debt securities by Deutsche Bank.

Item 2.  Acquisition or Disposition of Assets

     On June 5, 1999, the Corporation transferred its wholly-owned subsidiary BT Alex. Brown Incorporated ("BTAB") and substantially all of its interest in Bankers Trust International PLC ("BTI") to Deutsche Bank Securities Inc. ("DBSI") and Deutsche Holdings (BTI) Ltd., respectively, which are wholly-owned subsidiaries of Deutsche Bank. The transfer of BTAB to DBSI took the form of an exchange of stock pursuant to which BTAB became a wholly-owned subsidiary of DBSI and the Corporation received shares of DB U.S. Financial Markets Holding Corporation, the parent of DBSI. The Corporation, as part of an ongoing reorganization, intends to transfer, by dividend or otherwise, the shares received to Taunus. The transfer of substantially all of the Corporation's interest in BTI was for cash in the amount of approximately $1.7 billion, subject to adjustment for acquisition-related expenses.

     See Item 7 below for certain pro forma financial statements, which give effect to the aforementioned transfers regarding BTAB and BTI, filed as Exhibit 99.1 to this Form 8-K.

     On June 8, 1999, the Corporation transferred its interest in Bankers Trust New Zealand Limited, a wholly-owned subsidiary, to
Deutsche Bank for cash.

     On June 10, 1999, the Corporation transferred its interest in Bankers Trust Investment Management Company Japan Ltd., a wholly-owned subsidiary, to Deutsche Morgan Grenfell Asset
Management (Japan) Limited for cash.

     In connection with the Acquisition and in addition to the foregoing transactions, the Corporation has and will continue to transfer certain assets to Deutsche Bank related entities to reflect the change in management of these assets. The consideration received and to be received for such transactions was and will be fair market value at and on the date of transfer. In addition, the Corporation's money market related funding activities, which are short-term in nature, are expected to be significantly reduced over time, commensurate with its ongoing reorganization activities.

     On June 18, 1999, Deutsche Bank announced that it had agreed to sell Bankers Trust Australia Limited ("BTAL"), a wholly-owned subsidiary of the Corporation for a price of approximately $1.4 billion. The sale, which is expected to close in the third quarter of 1999, is conditional upon regulatory approvals in Australia and the United States. The press release announcing such sale is attached hereto as Exhibit 99.2.

Item 5. Other Events

     In connection with the Acquisition, all directors of the Corporation other than Frank N. Newman submitted resignations. Effective June 4, 1999, the Corporation's Board of Directors is comprised of the following individuals: Robert B. Allardice; Richard W. Ferguson; Gary T. Handel and Frank N. Newman.

     On June 10, 1999, the Arizona Court of Appeals, in response to the Corporation's petition for rehearing in the Kroy Company litigation, amended its April 20, 1999 opinion (which reinstated the jury award of $18.3 million in compensatory damages plus any prejudgment interest, trebling and attorney's fees and costs and upheld the lower court's reduction of punitive damages to $5 million, as described in the Corporation's Quarterly Report for the quarter ended March 31, 1999) to delete the order granting prejudgment interest to plaintiffs, but otherwise denied the Corporation's petition.

     On June 10, 1999, David C. Fisher, the Corporation's
Controller and Principal Accounting Officer, resigned to assume a new position at another major financial institution. On June 15, 1999, the Corporation announced that Richard H. Daniel, its Chief
Financial Officer, resigned to pursue other interests.


Item 7.  Financial Statements and Exhibits

     (B) Pro Forma Financial Information

         Unaudited Pro Forma Condensed Financial Statements as of March 31, 1999, for the three months ended March 31, 1999 and 1998 and for the year ended December 31, 1998.

     (C) Exhibits

        (99.1) Unaudited Pro Forma Condensed Financial Statements as of March 31, 1999, for the three months ended
               March 31, 1999 and 1998 and for the year ended
               December 31, 1998.

        (99.2) Press Release dated June 18, 1999

                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               BANKERS TRUST CORPORATION



                         By /s/ JAMES T. BYRNE, JR.
                                JAMES T. BYRNE, JR.
                                SENIOR VICE PRESIDENT AND SECRETARY





June 21, 1999

                    BANKERS TRUST CORPORATION

                   FORM 8-K DATED JUNE 4, 1999

                          EXHIBIT INDEX



Exhibit
Number                     Description of Exhibit

(99.1) Unaudited Pro Forma Condensed Financial Statements as of March 31, 1999, for the three months ended March 31, 1999 and 1998 and for the year ended December 31, 1998.

(99.2)    Press Release dated June 18, 1999

EXHIBIT 99.1

                         BANKERS TRUST CORPORATION
            UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                   (IN MILLIONS, EXCEPT PER SHARE DATA)



     The following Unaudited Pro Forma Condensed Statements of Income for the three months ended March 31, 1999 and 1998 and the year ended December 31, 1998 and the Unaudited Pro Forma Condensed Balance Sheet as of March 31, 1999 give effect to Bankers Trust Corporation's ("BT" or the "Corporation") transfer of its wholly-owned subsidiary BT Alex. Brown Incorporated ("BTAB") and substantially all of its interest in Bankers Trust International PLC ("BTI") to Deutsche Bank Securities Inc. ("DBSI") and Deutsche Holdings (BTI) Ltd., respectively, which are wholly-owned subsidiaries of Deutsche Bank AG ("Deutsche Bank"). The transfer of BTAB to DBSI took the form of an exchange of stock pursuant to which BTAB became a wholly-owned subsidiary of DBSI and the Corporation received shares of DB U.S. Financial Markets Holding Corporation ("DBUS"), the parent of DBSI. The Corporation, as part of an ongoing reorganization, intends to transfer, by dividend or otherwise, the shares received to Taunus Corporation ("Taunus"), a U.S. holding corporation for Deutsche Bank. The pro forma information is based on the historical consolidated financial statements of BT after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Financial Statements. The pro forma financial data are not necessarily indicative of the results that actually would have occurred had the transfer of BTAB and BTI been consummated on the dates indicated or that may be obtained in the future.

                         BANKERS TRUST CORPORATION
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                   (IN MILLIONS, EXCEPT PER SHARE DATA)

                                 For the Three Months Ended March 31, 1999
                                  BT         BTAB and   Pro Forma
                            Consolidated       BTI    Adjustments  Pro Forma
                                                (a)         (b)

NET INTEREST REVENUE
  Interest revenue                $1,511     $ (619)         $250     $1,142
  Interest expense                 1,250       (372)           60        938
NET INTEREST REVENUE                 261       (247)          190        204
Provision for credit losses-loans      -           -            -          -
NET INTEREST REVENUE AFTER
 PROVISION FOR CREDIT LOSSES-LOANS   261       (247)          190        204
NONINTEREST REVENUE
  Trading                            340        (97)            1        244
  Fiduciary and funds management     271        (13)                     258
  Corporate finance fees             197       (137)                      60
  Other fees and commissions         211       (113)                      98
  Net revenue from equity investments 99           -                      99
  Securities available for sale gains
   (losses)                          (4)         (6)                    (10)
  Insurance premiums                  48           -                      48
  Other                               87        (11)           35        111
Total noninterest revenue          1,249       (377)           36        908
NONINTEREST EXPENSES
  Salaries and commissions           373       (131)                     242
  Incentive compensation and employee
   benefits                          432       (197)                     235
  Agency and other professional
   service fees                       91        (16)            9         84
  Communication and data services     66        (25)                      41
  Occupancy, net                      58        (11)                      47
  Furniture and equipment             69        (10)                      59
  Travel and entertainment            30        (15)                      15
  Provision for policyholder benefits 63           -                      63
  Other                              119        (57)            -         62
Total noninterest expenses         1,301       (462)            9        848
Income before income taxes           209       (162)          217        264
Income taxes                          69                                  95
NET INCOME                        $  140                              $  169

NET INCOME APPLICABLE TO
  COMMON STOCK                    $  134                             N/A (c)

EARNINGS PER COMMON SHARE:
  BASIC                            $1.33                             N/A (c)

  DILUTED                          $1.30                             N/A (c)

Cash dividends declared
  per common share                 $1.00                             N/A (c)

Average common and common equivalent
 shares outstanding - basic      100.658                             N/A (c)

Average common and common equivalent shares
 outstanding -diluted            102.957                             N/A (c)

N/A - Not Applicable
See Notes to Unaudited Pro Forma Condensed Financial Statements.

                         BANKERS TRUST CORPORATION
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                   (IN MILLIONS, EXCEPT PER SHARE DATA)

                                For the Three Months Ended March 31, 1998
                                  BT         BTAB and   Pro Forma
                            Consolidated       BTI    Adjustments  Pro Forma
                                                (a)         (b)

NET INTEREST REVENUE
  Interest revenue                $1,989     $ (900)         $373     $1,462
  Interest expense                 1,587       (461)           46      1,172
NET INTEREST REVENUE                 402       (439)          327        290
Provision (recoveries) for
 credit losses-loans                   -         (2)            -        (2)
NET INTEREST REVENUE AFTER PROVISION
 (RECOVERIES) FOR CREDIT LOSSES-LOANS 402      (437)          327        292
NONINTEREST REVENUE
  Trading                            191           7            5        203
  Fiduciary and funds management     261        (12)                     249
  Corporate finance fees             331       (220)                     111
  Other fees and commissions         160        (78)                      82
  Net revenue from equity investments 131        (1)                     130
  Securities available for sale gains
   (losses)                          (6)        (17)                    (23)
  Insurance premiums                  69           -                      69
  Other                               94        (10)            -         84
Total noninterest revenue          1,231       (331)            5        905
NONINTEREST EXPENSES
  Salaries and commissions           336       (105)                     231
  Incentive compensation and employee
   benefits                          497       (182)                     315
  Agency and other professional
   service fees                      105        (10)           38        133
  Communication and data services     54        (19)                      35
  Occupancy, net                      46         (7)                      39
  Furniture and equipment             54         (7)                      47
  Travel and entertainment            37        (15)                      22
  Provision for policyholder benefits 85           -                      85
  Other                              111        (51)           28         88
Total noninterest expenses         1,325       (396)           66        995
Income before income taxes           308       (372)          266        202
Income taxes                          86                                  44
NET INCOME                        $  222                              $  158

NET INCOME APPLICABLE TO
  COMMON STOCK                    $  211                             N/A (c)

EARNINGS PER COMMON SHARE:
  BASIC                            $2.08                             N/A (c)

  DILUTED                          $2.01                             N/A (c)

Cash dividends declared
  per common share                 $1.00                             N/A (c)

Average common and common equivalent
 shares outstanding - basic      101.357                             N/A (c)

Average common and common equivalent shares
 outstanding -diluted            105.123                             N/A (c)

N/A - Not Applicable
See Notes to Unaudited Pro Forma Condensed Financial Statements.

                         BANKERS TRUST CORPORATION
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                   (IN MILLIONS, EXCEPT PER SHARE DATA)

                                  For the Year Ended December 31, 1998
                                  BT         BTAB and   Pro Forma
                            Consolidated       BTI    Adjustments  Pro Forma
                                                (a)         (b)

NET INTEREST REVENUE
  Interest revenue                $8,291    $(3,892)       $1,442     $5,841
  Interest expense                 6,919     (2,344)          269      4,844
NET INTEREST REVENUE               1,372     (1,548)        1,173        997
Provision (recoveries) for
 credit losses-loans                  40        (53)            -       (13)
NET INTEREST REVENUE AFTER PROVISION
 (RECOVERIES) FOR CREDIT LOSSES-LOANS 1,332  (1,495)        1,173      1,010
NONINTEREST REVENUE
  Trading                          (184)         464           20        300
  Fiduciary and funds management   1,108        (52)                   1,056
  Corporate finance fees           1,255       (886)                     369
  Other fees and commissions         817       (470)                     347
  Net revenue from equity investments 302       (17)                     285
  Securities available for sale gains
   (losses)                         (56)          36                    (20)
  Insurance premiums                 256           -                     256
  Other                              259        (47)            -        212
Total noninterest revenue          3,757       (972)           20      2,805
NONINTEREST EXPENSES
  Salaries and commissions         1,421       (483)                     938
  Incentive compensation and employee
   benefits                        1,530       (672)                     858
  Agency and other professional
   service fees                      501       (110)          128        519
  Communication and data services    252        (91)                     161
  Occupancy, net                     218        (41)          (1)        176
  Furniture and equipment            252        (35)                     217
  Travel and entertainment           171        (73)                      98
  Provision for policyholder benefits 322                                322
  Other                              499       (207)          223        515
Total noninterest expenses         5,166     (1,712)          350      3,804
Income (loss) before income taxes   (77)       (755)          843         11
Income taxes (benefit)               (4)                               (103)
NET INCOME (LOSS)                $  (73)                              $  114

NET INCOME (LOSS) APPLICABLE TO
  COMMON STOCK                   $ (105)                              N/A(c)

EARNINGS (LOSS) PER COMMON SHARE:
  BASIC                          $(1.05)                             N/A (c)

  DILUTED                        $(1.05)                             N/A (c)

Cash dividends declared
  per common share                $4.00                              N/A (c)

Average common and common equivalent
 shares outstanding - basic      100.152                             N/A (c)

Average common and common equivalent shares
 outstanding -diluted*           100.152                             N/A (c)

N/A - Not Applicable
* Due to a loss for the year ended December 31, 1998, no incremental shares are included in the loss per share calculation because the effect would be antidilutive.
See Notes to Unaudited Pro Forma Condensed Financial Statements.

                         BANKERS TRUST CORPORATION
                UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               (IN MILLIONS)

                                            At March 31, 1999
                                   BT        BTAB and   Pro Forma
                             Consolidated      BTI    Adjustments  Pro Forma
                                                (a)         (b)

ASSETS
Cash and due from banks          $  1,753  $   (128)   $ 1,774(f)   $  3,399
Interest-bearing deposits with banks1,187      (379)        7,186      7,994
Federal funds sold                  2,475      (461)            -      2,014
Sec. purch. under resale agreements21,249   (11,386)       14,769     24,632
Securities borrowed                18,487   (18,129)            -        358
Trading assets                     39,179   (14,245)       13,071     38,005
Securities available for sale      10,371    (1,771)            -      8,600
Loans, net of allowance for credit
 losses of $603                    19,690      (345)        1,474     20,819
Customer receivables                1,854    (1,854)            -          -
Accounts receivable & accrued
 interest                           3,677    (4,667)        3,856      2,866
Other assets                        7,184      (834)       259(d)      6,609
Total                            $127,106  $(54,199)      $42,389   $115,296

LIABILITIES
Noninterest-bearing deposits
  Domestic offices               $  2,521   $      -      $     6   $  2,527
  Foreign offices                   1,790        (1)           64      1,853
Interest-bearing deposits
  Domestic offices                 15,871          -            -     15,871
  Foreign offices                  16,155    (1,287)          435     15,303
Total deposits                     36,337    (1,288)          505     35,554
Trading liabilities                22,595   (10,974)       13,929     25,550
Securities loaned and securities sold
 under repurchase agreements       15,889   (10,693)        4,179      9,375
Other short-term borrowings        18,438    (1,288)            2     17,152
Accounts payable and accrued
 expenses                           5,277    (5,586)        3,564      3,255
Other liabilities, including allowance
 for credit losses of $18           5,351       (18)           12      5,345
Long-term debt                     17,061    (2,627)                  14,434
Mandatorily redeemable capital securities
 of subsidiary trusts holding solely junior
 subordinated deferrable interest debentures
 included in risk-based capital     1,421          -            -      1,421
Total liabilities                 122,369   (32,474)       22,191    112,086
Total stockholders' equity          4,737 (3,461)(e)  1,934(d)(f)      3,210
Total                            $127,106  $(35,935)      $24,125   $115,296

See Notes to Unaudited Pro Forma Condensed Financial Statements.

                         BANKERS TRUST CORPORATION
        NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS



(a) Elimination of BTAB's & BTI's third-party amounts from BT's historical consolidated financial statements.


(b) Adjustment to record BTAB & BTI intercompany amounts as third-party assets, liabilities, revenue or expense, as applicable. Intercompany amounts were eliminated in BT's historical consolidated financial statements.


(c) Pro forma cash dividends declared per common share, the pro forma earnings per common share calculations and the pro forma average common and common equivalent shares outstanding amounts are not meaningful, and therefore not presented, since Deutsche Bank acquired all of the outstanding shares of common stock of the Corporation from its shareholders at a price of $93.00 per share on June 4, 1999.


(d) The Corporation is retaining a 10% voting interest in BTI. This investment will be recorded as an investment in unconsolidated subsidiaries and will be accounted for using the cost method of accounting.


(e) The transfer of BTAB to DBSI took the form of an exchange of stock pursuant to which BTAB became a wholly-owned subsidiary of DBSI and the Corporation received shares of DBUS, the parent of DBSI. The Corporation, as part of an ongoing reorganization, intends to transfer, by dividend or otherwise, the shares received to Taunus. The pro forma condensed financial statements assume the transfer of DBUS shares to Taunus. As of March 31, 1999, the book value of BTAB and BTI was $1.1 billion and $2.4 billion, respectively.

(f) The difference between the cash consideration received upon transfer of substantially all of the Corporation's interest in BTI ($1.7 billion) and the net book value of BTI as of March 31, 1999 has been reflected as a reduction in stockholders' equity.

Exhibit 99.2


                                              18 June, 1999 Sydney Australia


Deutsche Bank announces sale of Bankers Trust


Deutsche Bank AG today announced the sale of Bankers Trust
Australia Group (BTAG) to the Principal Financial Group for a price of A$2.1 billion.

Total proceeds to Deutsche Bank from the transaction will exceed
A$3.3 billion comprising the sale price and a final dividend for accumulated retained earnings.

The Principal Financial Group based in Des Moines, Iowa, is a diversified insurance and financial services organisation with A$128 billion in funds under management and over 10 million customers.

The sale incorporates BT Funds Management, the leader in the retail managed funds business in Australia and New Zealand, BT
Portfolio Services, BT Margin Lending and the BT Investment
Banking business in Australia.

Michael Dobson, Deutsche Bank Board Member responsible for Asset Management said, "The sale achieves our objectives on price and timing, and represents a good outcome for the shareholders of Deutsche Bank as well as the clients and staff of BT Australia."

Clive Smith, Chairman of Deutsche Bank in Australia said "This is a landmark transaction in the financial industry in Australia.
Deutsche Bank has conducted a very thorough sales process, which has ensured the best results for all parties."

Prior to completion of the sale, Deutsche Bank will continue to oversee the management of BTAG businesses in conjunction with BT senior management and the Principal Financial Group.

"Investors can be assured that Deutsche Bank will continue to take every step to ensure a smooth transition of ownership and management of the Bankers Trust Australia Group" said Mr. Smith.

Ken Borda, Deutsche Bank Chief Executive in Australia said "We have always been focussed on maximising Deutsche Bank shareholder value from this sales process. The sale has been achieved within 2 weeks of our ownership and enables Deutsche Bank in Australia to continue to focus on the growth of our own business, which has seen record results to date in 1999."

The sale of BTAG is expected to be completed in the 3rd quarter of 1999 and is conditional on regulatory approvals in Australia and the USA.

The Principal Financial Group has indicated that it is not in its overall strategy to retain the BT Investment Bank and advanced discussions are in progress to on-sell this business.

Deutsche Bank's continuing business in Australia includes investment banking, where the Group is ranked number 1 Foreign Bank in overall global markets activities, structured finance and corporate advisory and ranked number 3 in equities. The group is also ranked in the top 5 in institutional funds management with A$24 billion under management.

                    BANKERS TRUST CORPORATION
                       130 LIBERTY STREET
                    NEW YORK, NEW YORK 10006



James T. Byrne, Jr.
Senior Vice President and
 Secretary



                                   June 21, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sirs:

     Accompanying this letter is Bankers Trust Corporation's
Report on Form 8-K dated June 4, 1999 (the "Form 8-K").  The Form
8-K is being filed electronically through the EDGAR System.

     If there are any questions or comments in connection with the enclosed filing, please contact the undersigned at 212-250-1869.

                              Very truly yours,

                              BANKERS TRUST CORPORATION



                              By:/S/ JAMES T. BYRNE, JR.
                                     JAMES T. BYRNE, JR.
                                     Senior Vice President
                                      and Secretary